Equity Investments	12 Months Ended
Dec. 31, 2010
Equity Investments [Abstract]
Equity Investments
3. Equity Investments
     Equity investments comprised of investments in publicly traded companies including CRIC and other privately-held companies. The following sets forth the changes in the Company’s equity investments.

	CRIC	Others	Total
	(In thousands)
Balance at December 31, 2008	$—	$—	$—
Investments made	572,000	8,606	580,606
Balance at December 31, 2009	$572,000	$8,606	$580,606
Investments made	8,929	32,641	41,570
Income (loss) from investment	13,066	(462)	12,604
Write down on investment	(128,554)	—	(128,554)
Others	1,019	868	1,887

Balance at December 31, 2010	$466,460	$41,653	$508,113

Equity Investment in CRIC
     In April 2008, the Company restructured its real estate and home decoration channels and related business into a new subsidiary, COHT, and sold 34% interest to eHouse (China) Holdings Limited (“E-House”), in exchange for a payment of $2.5 million in cash and a 10-year exclusive license for business-to-consumer usage of E-House’s CRIC database to COHT. The operating results of COHT were subsequently consolidated.
     In July 2009, the Company entered into a definitive agreement (the “Agreement”) with E-House to merge E-House’s real estate information and consulting services and COHT (the “Transaction”). E-House’s real estate information and consulting services are operated by CRIC, a subsidiary of E-House. Under the Agreement, SINA would contribute its online real estate business into its majority-owned subsidiary COHT, and CRIC would issue its own ordinary shares to SINA to acquire SINA’s equity interest in COHT in exchange for shares in CRIC. In September 2009, the Company entered into an amended and restated advertising agency agreement, a domain name and content license agreement, a trademark license agreement and a software license and support services agreement (the “License Agreements”) with COHT as part of its consideration for the interest in CRIC. In October 2009, the Transaction was consummated following the listing of CRIC on the NASDAQ Global Select Market. The Company’s interest in CRIC was valued at $572.0 million based on CRIC’s IPO price of $12.00 per American depositary share. On CRIC’s IPO date, the fair value of 66% equity interest in COHT was $384.6 million which was determined by management with the assistance of a valuation consultant. Netting the value of the corresponding shares of the net assets of COHT amounted to $8.0 million (including cash and cash equivalents of $7.6 million and other total assets of $11.9 million, net of total liabilities of $11.5 million), the Company recorded a one-time gain of $376.6 million resulting from the Transaction.
     The amount allocated to the fair value of the License Agreements was $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenue and amortized over the contract term of ten years. Please refer to Note 7 for further details.
     Beginning October 1, 2009, the Company no longer consolidates the financial results of COHT and instead accounts for its interest in CRIC using the equity method of accounting. To enable the Company to have more time to collect and analyze CRIC’s results, the Company reports its interest in CRIC one quarter in arrears. In accordance with this lag reporting for its investment in CRIC, the Company did not record any equity income from CRIC for 2009. During 2010, the Company acquired an additional $8.9 million interest in CRIC in the open market, bringing its total ownership to approximately 34% as of December 31, 2010.
     In the fourth quarter of 2010, based on an assessment of other-than-temporary impairment, the Company recorded a $128.6 million charge to write down the investment in CRIC to its fair value. The Company determined the fair value of its investment in CRIC as of December 31, 2010, based on CRIC’s quoted closing stock price of $9.60. The investment was accounted for using the equity method with the cost allocated as follows:

(In thousands)
Carrying value of investment in CRIC	$466,460
Proportionate share of CRIC’s shareholders’ equity	329,034

Excess of carrying value of investment over proportionate share of CRIC’s shareholders’ equity	$137,426

The excess of carrying value has been primarily assigned to:
Goodwill	$111,938
Amortizable intangible assets *(1)	33,856
Deferred tax liabilities	(8,368)

$137,426

Cumulative earnings in equity interest	$13,066

*(1)	The weighted average life of the intangible assets recorded in CRIC’s financial statements is 10 years and the intangible assets not included in CRIC’s financial statements, excluding the asset with indefinite life is 7 years.
Other equity investments
     As of December 31, 2010, other equity investments totaled $41.7 million, of which $39.3 million in privately-held companies and $2.4 million in marketable securities. Investments over which the Company had significant influence and were accounted for under the equity method totaled $8.0 million. Investments over which the Company had no significant influence or interest in which were not considered in substance common shares and, thus, were accounted for under cost method totaled $31.3 million.
     The Company is required to perform an impairment assessment of its investments whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. As of December 31, 2010, the Company determined that such events and changes did not occur and, thus, concluded that there was no impairment to the carrying value of its other equity investments.